UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Signature

Item 5.07                           Submission of Matters to a Vote of Security Holders.

Golden Minerals Company (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Meeting”) on May 24, 2012 in Golden, Colorado.  Of the 35,488,035 shares of common stock outstanding and entitled to vote as of the record date, 21,871,870 shares (61.63%) were present or represented by proxy at the Meeting.  The Company’s stockholders approved all of the nominees and proposals.  Specifically, the Company’s stockholders approved the election of Jeffrey G. Clevenger, W. Durand Eppler, Ian Masterton-Hume, Michael T. Mason, Kevin R. Morano, Terry M. Palmer, and David H. Watkins as directors of the Company to hold office until the 2013 annual meeting of stockholders or until their successors are elected, and the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The results of the voting on the matters submitted to the stockholders were as follows:

1.                                       Election of seven (7) directors to hold office until the 2012 annual meeting of stockholders or until their successors are elected.

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey G. Clevenger	12,955,686	88,541	8,827,643
W. Durand Eppler	12,522,767	521,460	8,827,643
Ian Masterton-Hume	12,961,161	83,066	8,827,643
Michael T. Mason	12,961,411	82,816	8,827,643
Kevin R. Morano	12,960,239	83,988	8,827,643
Terry M. Palmer	12,960,879	83,348	8,827,643
David H. Watkins	12,037,252	1,006,975	8,827,643

2.                                       Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Votes For	Votes Against	Abstentions
21,753,747	79,709	38,414

3.                                       Advisory vote regarding approval of compensation of executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,822,197	165,700	56,330	8,827,643

4.                                       Advisory vote regarding frequency of shareholder advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain
4,380,137	52,729	8,578,699	32,662

In light of the vote regarding the frequency of shareholder advisory votes on executive compensation, the Company has decided to include a shareholder vote on the compensation of executives in its proxy materials every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 7, 2012

Golden Minerals Company

By:	/s/ Robert P. Vogels
Name: Robert P. Vogels
Title: Senior Vice President and Chief Financial Officer